UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37950 (Commission File Number)	20-4118216 (IRS Employer Identification No.)

190 N. Canon Drive, 4th Fl. Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 24, 2022, the Board of Directors of Genius Brands International, Inc. (the “Company”) accepted the resignation of Ms. Zrinka Dekic who has served as Chief Financial Officer and Head of Strategy and Mergers and Acquisitions since December 13, 2021. Ms. Dekic voluntarily resigned for personal reasons. The Board re-appointed Robert Denton as the Company’s Chief Financial Officer, to serve as the Company’s principal financial officer and principal accounting officer.

Mr. Denton previously served as Chief Financial Officer and principal financial officer and principal accounting officer of the Company from April 2018 to December 2021. Since December 2021, Mr. Denton has served as Executive Vice President of Finance and Accounting for the Company. Additional information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Mr. Denton was previously reported in the Company’s Definitive Proxy Statement for its 2021 Annual Meeting of Shareholders on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on August 24, 2021, and which information is incorporated by reference herein. On March 8, 2022, the Company and Mr. Denton entered into an amendment to his Amended and Restated Employment Agreement, dated as of December 7, 2020, which increased the term of his employment to three years from March 7, 2022 (the “Effective Date”) unless earlier terminated and provided for a base salary at the rate of (a) $300,000 concluding on the first anniversary of the Effective Date, (b) $337,500 beginning on the first anniversary of the Effective Date and concluding on the second anniversary thereof, and (c) $362,500 beginning on the second anniversary of the Effective Date and concluding on the third anniversary thereof.

The foregoing summary of the material terms of the amendment to the Amended and Restated Employment Agreement with Mr. Denton described above does not purport to be complete and is qualified in its entirety by reference to the full text of his employment agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: March 25, 2022	By:	/s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

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